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                               Janus Aspen Series

                 Janus Aspen INTECH Risk-Managed Core Portfolio

                         Supplement dated July 31, 2009
                       to Currently Effective Prospectuses

The following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Aspen INTECH Risk-Managed Core Portfolio:

     INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of Janus Aspen INTECH Risk-Managed Core Portfolio. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, and Joseph Runnels works together to implement the mathematical investment process.

     E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

     ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

     JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Effective July 31, 2009, references to Jason Greene are deleted.

                Please retain this Supplement with your records.